TRUSTEES
Philip W. Coolidge*, President
H. B. Alvord
C. Oscar Morong, Jr.
E. Kirby Warren
William S. Woods, Jr.


*Affiliated Person of Administrator and Distributor

--------------------------------------------------------------------------------

INVESTMENT ADVISER
(OF TAX FREE RESERVES PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                                                                [RECYCLE LOGO]
TFR/A/96                                            Printed on Recycled Paper




LANDMARK(SM) FUNDS
                 Advised by Citibank, N.A.

--------------------------------------------------------------------------------

LANDMARK
TAX FREE RESERVES

--------------------------------------------------------------------------------


ANNUAL
REPORT

August 31, 1996

LANDMARK
FAMILY OF FUNDS
-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     The fiscal year ended August 31, 1996 saw widely divergent economic conditions. While the first half of the period was characterized by modest economic growth and declining interest rates, the second half experienced more robust growth and rising interest rates. While taxable money market rates followed this overall trend, the movement in tax-exempt money market rates was less pronounced because of seasonal factors such as year-end mutual fund portfolio adjustments and personal income tax payments.

     The Landmark Funds' investment adviser, Citibank, N.A., managed Tax Free Reserves Portfolio in a manner consistent with the objective stated in the Fund's prospectus: providing high levels of current income exempt from federal income taxes, preservation of capital and liquidity. The Fund seeks to offer an attractive yield by investing in a high-quality portfolio of short-term municipal obligations issued by a variety of states, U.S. territories, municipalities and their agencies.

     This Annual Report reviews the Fund's investment activities and performance over the past 12 months, and provides a summary of Citibank's perspective on the financial markets and outlook for the foreseeable future. On behalf of the Board of Trustees of the Landmark Funds, I want to thank our shareholders for their participation and support. We look forward to serving you in the months and years ahead.


/s/ Philip Coolidge
    -------------------------
    Philip W. Coolidge
    President
    September 20, 1996


TABLE OF CONTENTS
1     Letter to Shareholders
-----------------------------------------------
2     Market Environment
      Fund Snapshot
-----------------------------------------------
      Fund Quotes
3     The Portfolio Manager Responds
      Strategy and Outlook
-----------------------------------------------
      Fund Data
4     7-Day Yield Comparisons
-----------------------------------------------

LANDMARK TAX FREE RESERVES
5     Statement of Assets and Liabilities
      Statement of Operations
-----------------------------------------------
6     Statement of Changes in Net Assets
-----------------------------------------------
7     Notes to Financial Statements
-----------------------------------------------
9     Independent Auditors' Report
-----------------------------------------------

TAX FREE RESERVES PORTFOLIO
10    Portfolio of Investments
-----------------------------------------------
15    Statement of Assets and Liabilities
      Statement of Operations
-----------------------------------------------
16    Statement of Changes in Net Assets
      Financial Highlights
-----------------------------------------------
17    Notes to Financial Statements
-----------------------------------------------
18    Independent Auditors' Report


-----------------------------------------------
Remember that Mutual Fund Shares:
*  Are not bank deposits or FDIC insured
*  Are not obligations of or guaranteed by Citibank or Citicorp Investment
   Services
* Are subject to investment risks, including possible loss of the principal amount invested



MARKET ENVIRONMENT
--------------------------------------------------------------------------------

         During the first half of the reporting period, most bond yields declined in response to moderate economic growth and lower short-term interest rates. During the next six months, however, a stronger-than-expected economy caused a marked reversal of this trend. Strong consumer and capital spending, supported by widespread gains in employment, took many fixed-income investors by surprise. Because a strong economy has the potential to kindle an acceleration of inflation, investors bid up the yields of most fixed-income securities including taxable money market securities.

         Because many states and municipalities are enjoying strong tax revenues, they have been able to reduce their issuance of short-term municipal bonds, causing a relative lack of supply in the marketplace. Yet, demand for short-term municipals remains high as investors continue to seek tax relief for their investment income. Demand for short-term instruments was further boosted by proposals in Congress for a flat personal income tax that might have eliminated the tax advantages of municipal bonds. Some shareholders of longer term municipal bond funds shifted their assets to tax-exempt money market funds until the outlook for tax reform became clearer. As a result, tax-exempt money market yields rose less than taxable rates during the second half of the period.

FUND SNAPSHOT
--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
August 31, 1984

NET ASSETS AS OF 8/31/96
$371.3  million

FUND OBJECTIVE
Provide high levels of current income which is exempt from Federal income taxes,* preservation of capital and liquidity.

DIVIDENDS
Declared daily, paid monthly

CAPITAL GAINS
Distributed annually, if any

BENCHMARK
o Lipper Tax Exempt Monty Market Funds Average
o IBC/Donoghue Tax Free Funds Average

INVESTMENT ADVISER
TAX FREE RESERVES PORTFOLIO
Citibank, N.A.

*A portion of the income may be subject to the Federal Alternative Minimum Tax
(AMT). Consult your personal tax advisor.

-------------------------------------------------------------------------------
FUND QUOTES FROM THE PORTFOLIO MANAGER

"There is less supply of municipal securities because many states are doing better financially, and some have been able to skip or postpone borrowing."

"We have had few problems finding appropriate investments. High-coupon, pre-refunded bonds and notes have been particularly attractive during the period."

"Our economic outlook calls for moderating growth, low inflation and stable interest rates for the rest of 1996."


-------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS

     Despite the relative lack of supply and strong demand for high-quality, short-term, tax-exempt money market instruments, we have been able to find attractive investments by scouring the markets for higher-yielding issues that meet our stringent credit requirements. For example, we continued to find higher yielding alternatives in high-coupon, pre-refunded bonds-those for which funds have been set aside in anticipation of redemption on the first available call date. At the end of the reporting period, approximately one-third of the Portfolio was composed of these high-coupon pre-refunded bonds. Tax-exempt commercial paper and variable-rate municipal securities comprised the remainder of the Portfolio.

         In addition, we actively managed the average maturity of the Portfolio during the period. During certain times of the year, tax-exempt money market yields rise or fall according to the amount of new supply entering the market place. Just prior to times when the supply of new issues is particularly low-as it was in January and February-we lengthen the average maturity of the Portfolio to lock in higher rates for a longer period. On the other hand, we reduce the average maturity of the Portfolio before a relatively large supply of new issues enters the market, as it did in April.

         In July, more than $60 billion of short-term municipal securities matured, were called or were redeemed, establishing a new record. In anticipation of this event, we extended the average maturity of the Portfolio to the long end of neutral, enabling us to maintain competitive yields even as prevailing rates declined.


------------------------------------------------------------------------------
STRATEGY AND OUTLOOK

         As of the end of the reporting period, the economy was at a crossroads. Investors in virtually all of the financial markets were waiting for signs that the economy would move decisively in one direction or another. Economic data indicating strong growth would be expected to cause the Federal Reserve Board to raise short-term interest rates for the first time since early 1995, which would likely produce higher yields for tax-exempt money market funds. Slower economic growth would be expected to have the opposite effect.



         At Citibank, we believe that the most likely course is that the economy will moderate in the months ahead, keeping interest rates at relatively low levels. In addition, we see no signs that the current lack of supply of municipal securities will disappear any time soon. Together, these factors should help create a favorable environment for short-term municipal bonds.



         As a result, we expect to keep the Portfolio's average maturity at the long end of neutral in order to maximize yields. As the economic environment changes, we will actively manage the Portfolio by adjusting its average maturity. In addition, we will continue to search the markets for high-quality securities that help us generate competitive levels of tax-free income and preserve capital for our shareholders.

-------------------------------------------------------------------------------
FUND DATA All Periods Ended August 31, 1996

                                                          TOTAL RETURNS
                                                    ---------------------------
                                                     ONE        FIVE     TEN
                                                     YEAR      YEARS*   YEARS*
                                                    ------    -------- -------
Landmark Tax Free Reserves ........................  3.01%     2.69%   3.79%
Lipper Tax Exempt Money Market Funds Average ......  3.05%     2.68%   3.77%
*Annualized

7-DAY YIELDS
-------------------------------------------------------------------------------
Annualized Current         2.85%
Effective                  2.89%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day period is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

IMPORTANT TAX INFORMATION -- For the fiscal year ended August 31, 1996, the Fund paid $0.02973 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions were exempt from Federal income tax. In addition, 10.2% of the dividends were derived from income earned from certain government obligations which may be subject to the Federal Alternative Minimum Tax (AMT).

7-DAY YIELD COMPARISONS

As the graph illustrates, Landmark Tax Free Reserves generally provided a comparable annualized seven-day yield with similar Money Market Funds, as published in IBC/Donoghue's Money Fund Report over the one year period.

            COMPARISON OF 7-DAY YIELDS FOR LANDMARK TAX FREE RESERVES
                     VS. IBC/DONOGHUE TAX FREE FUNDS AVERAGE

                       Landmark     IBC/Donoghue
                       Tax Free       Tax Free
                       Reserves     Funds Average

9/5/95                  3.13%           3.14%
9/12/95                 3.04%           3.02%
9/19/95                 3.20%           3.22%
9/26/95                 3.33%           3.37%
10/3/95                 3.39%           3.51%
10/10/95                3.10%           3.16%
10/17/95                3.11%           3.11%
10/24/95                3.19%           3.20%
10/31/95                3.25%           3.28%
11/7/95                 3.19%           3.20%
11/14/95                3.23%           3.25%
11/21/95                3.26%           3.28%
11/28/95                3.23%           3.25%
12/5/95                 3.17%           3.17%
12/12/95                3.03%           3.05%
12/19/95                3.36%           3.41%
12/26/95                3.64%           3.67%
1/2/96                  3.73%           3.88%
1/9/96                  3.02%           3.10%
1/16/96                 2.82%           2.86%
1/23/96                 2.73%           2.77%
1/30/96                 2.85%           2.86%
2/6/96                  2.83%           2.81%
2/13/96                 2.81%           2.79%
2/20/96                 2.83%           2.81%
2/27/96                 2.83%           2.83%
3/5/96                  2.77%           2.79%
3/12/96                 2.66%           2.65%
3/19/96                 2.69%           2.70%
3/26/96                 2.75%           2.78%
4/2/96                  2.79%           2.83%
4/9/96                  2.66%           2.69%
4/16/96                 2.79%           2.84%
4/23/96                 2.96%           2.99%
4/30/96                 3.09%           3.17%
5/7/96                  3.08%           3.14%
5/14/96                 3.07%           3.15%
5/21/96                 3.06%           3.12%
5/28/96                 2.97%           3.06%
6/4/96                  2.89%           2.97%
6/11/96                 2.70%           2.73%
6/18/96                 2.74%           2.79%
6/25/96                 2.83%           2.88%
7/2/96                  2.77%           2.85%
7/9/96                  2.36%           2.38%
7/16/96                 2.38%           2.35%
7/23/96                 2.72%           2.78%
7/30/96                 2.86%           2.94%
8/6/96                  2.87%           2.92%
8/13/96                 2.85%           2.91%
8/20/96                 2.90%           2.98%
8/27/96                 2.85%           2.90%


Notes: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower.

Landmark Tax Free Reserves
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  August 31, 1996

ASSETS:
Investment in Tax Free Reserves Portfolio, at value (Note 1) ....  $372,170,980
Receivable for shares of beneficial interest sold  ..............        10,000
                                                                   ------------
                                                                    372,180,980
                                                                   ------------
LIABILITIES:
Payable for shares of beneficial interest repurchased ...........         3,000
Dividends payable ...............................................       692,067
Payable to affiliate--Shareholder Servicing Agents' fee (Note 3B)        79,565
Accrued expenses and other liabilities ..........................        57,213
                                                                   ------------
    Total liabilities ...........................................       831,845
                                                                   ------------
NET ASSETS for 371,381,059 shares of beneficial
 interest outstanding ...........................................  $371,349,135
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital .................................................  $371,381,059
Accumulated net realized loss on investments ....................       (31,924)
                                                                   ------------
    Total .......................................................  $371,349,135
                                                                   ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE          $1.00
                                                                         =====

Landmark Tax Free Reserves
-----------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended August 31, 1996

INVESTMENT INCOME (Note 1A):
Income from Tax Free Reserves Portfolio ....................  $14,128,044
Allocated expenses from Tax Free Reserves Portfolio ........   (1,173,177)
                                                              -----------
  Net investment income from Tax Free Reserves Portfolio ...                  $12,954,867

EXPENSES:
Shareholder Servicing Agents' fees (Note 3B) ...............      976,208
Administrative fees (Note 3A) ..............................      976,208
Distribution fees (Note 4) .................................      390,483
Shareholder reports ........................................       32,642
Custodian fees .............................................       22,677
Trustee fees ...............................................       17,293
Auditing fees ..............................................       15,100
Legal fees .................................................       12,255
Transfer agent fees ........................................       12,000
Miscellaneous ..............................................       15,234
                                                              -----------
    Total expenses .........................................    2,470,100
Less aggregate amount waived by Administrator
 and Distributor (Notes 3A and 4) ..........................   (1,105,441)
                                                              -----------
    Net expenses ...........................................                    1,364,659
                                                                              -----------
    Net investment income ..................................                   11,590,208
NET REALIZED LOSS ON INVESTMENTS FROM TAX
 FREE RESERVES PORTFOLIO ...................................                      (25,753)
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......                  $11,564,455
                                                                              ===========


See notes to financial statements

Landmark Tax Free Reserves
------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                                                  YEAR ENDED AUGUST 31,
                                                                ------------------------
                                                                 1996             1995
                                                                ------           -------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income ...................................... $ 11,590,208     $  9,867,160
Net realized gain (loss) on investments ....................      (25,753)          75,464
                                                             ------------     ------------
Net increase in net assets from operations .................   11,564,455        9,942,624
                                                             ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ......................................  (11,590,208)      (9,867,160)
                                                             ------------     ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
 AT NET ASSET VALUE OF $1.00 PER SHARE (NOTE 5):
Net proceeds from sale of shares ...........................  774,480,272      874,265,741
Net asset value of shares issued to shareholders
 from reinvestment of dividends ............................    2,720,028        2,996,576
Cost of shares repurchased ................................. (797,997,543)    (717,498,287)
                                                             ------------     ------------
Net increase (decrease) in net assets from
  transactions in shares of beneficial interest ............  (20,797,243)     159,764,030
                                                             ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS                         (20,822,996)     159,839,494
NET ASSETS:
Beginning of period ........................................  392,172,131      232,332,637
                                                             ------------     ------------
End of period .............................................. $371,349,135     $392,172,131
                                                             ============     ============

-------------------------------------------------------------------------------------------------------------------
Landmark Tax Free Reserves
-------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                       YEAR ENDED AUGUST 31,
                                                -------------------------------------------------------------------
                                                  1996           1995          1994           1993          1992
                                                 ------         ------        ------         ------        ------
Net Asset Value, beginning of period .........  $1.00000       $1.00000      $1.00000      $1.00000       $1.00000
Net investment income ........................   0.02973        0.03197       0.02002       0.02014        0.03125
Less dividends from net investment income ....  (0.02973)      (0.03197)     (0.02002)     (0.02014)      (0.03125)
                                                --------       --------      --------      --------       --------
Net Asset Value, end of period ...............  $1.00000       $1.00000       $1.00000      $1.00000       $1.00000
                                                ========       ========       ========      ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ......  $371,349       $392,172       $232,333      $227,296       $211,978
Ratio of expenses to average net assets* .....      0.65%          0.65%          0.65%         0.65%          0.65%
Ratio of net investment income to average
  net assets .................................      2.97%          3.22%          1.99%         2.01%          3.10%
Total return .................................      3.01%          3.24%          2.02%         2.03%          3.17%

Note: If agents of the Fund and agents of Tax Free Reserves Portfolio had not waived a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share ..............  $0.02693       $0.02929       $0.01730      $0.01723       $0.02813

RATIOS:
Expenses to average net assets* ..............      0.93%          0.92%          0.92%         0.94%          0.97%

Net investment income to average net assets ..      2.69%          2.95%          1.72%         1.72%          2.79%

* Includes the Fund's share of Tax Free Reserves Portfolio's allocated expenses.

See notes to financial statements

Landmark Tax Free Reserves
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Tax Free Reserves (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end, management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as investment adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents.

The Fund seeks to achieve its investment objective of a high level of current income which is exempt from federal income taxes, consistent with preservation of capital and liquidity, by investing all of its investable assets in the Portfolio, an open-end, non-diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 99.9% at August 31, 1996) in the net assets of the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INTEREST INCOME -- The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio.

B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $6,171, of which $4,677 will expire on August 31, 1999 and $1,494 will expire on August 31, 2002. Such capital loss carryovers will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

C. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS.

(2) DIVIDENDS
The net income of the Fund is determined once daily, as of 12:00 noon, New York City time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent) on or prior to the last business day of the month.

(3) ADMINISTRATIVE SERVICES PLAN
The Fund has adopted an Administrative Services Plan which provides that the Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents, and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Fund's Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, LFBDS is entitled to an administrative fee, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.25% of the Fund's average daily net assets. Administrative fees amounted to $976,208, of which $714,958 was voluntarily waived for the year ended August 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENT FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives a fee from the Fund, but may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $976,208, for the year ended August 31, 1996.

(4) DISTRIBUTION FEE
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made to date. Distribution fees amounted to $390,483, all of which was voluntarily waived for the year ended August 31, 1996.

(5) SHARE OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

(6) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $426,786,434 and $461,766,719, respectively, for the year ended August 31, 1996.

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost of the Fund's investment in the Portfolio at August 31, 1996, for federal income tax purposes, amounted to $372,170,980.

Landmark Tax Free Reserves
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK TAX FREE RESERVES:

     We have audited the accompanying statement of assets and liabilities of Landmark Tax Free Reserves (a Massachusetts business trust) as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended August 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark Tax Free Reserves at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP



Boston, Massachusetts
October 4, 1996

Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS  August 31, 1996
                                              PRINCIPAL
                                               AMOUNT
ISSUER                                    (000's OMITTED)         VALUE
--------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL
     PAPER--3.7%

Anne Arundel County, Maryland
   Economic Revenue,
   AMT, 3.60% due 11/13/96 .................. $ 5,800       $    5,800,000
Pinellas County, Florida Educational
   Facilities, 3.63% due 10/10/96 ...........   3,000            3,000,000
State of Vermont, Series I,
   3.25% due 9/20/96 ........................   5,000            5,000,000
                                                            --------------
                                                                13,800,000
                                                            --------------
GENERAL OBLIGATION
     BONDS AND NOTES--8.6%

Anne Arundel County, Maryland,
   5.80% due 3/1/97 .........................   1,150            1,164,324
Austin, Texas,
   7.75% due 9/1/96 .........................   1,340            1,340,000
Chicago, Illinois,
   3.65% due 10/31/96 .......................   6,300            6,300,000
Chicago, Illinois,
   5.00% due 1/1/97 .........................   4,310            4,333,837
DeKalb County, Georgia,
   7.30% due 1/1/97 .........................   1,000            1,033,327
Louisiana State,
   5.00% due 8/1/97 .........................   2,000            2,021,221
Michigan State,
   4.00% due 9/30/96 ........................   6,000            6,004,682
Missouri State,
   7.75% due 11/1/96 ........................   2,400            2,416,121
Salt Lake City, Utah School District,
   4.40% due 3/1/97 .........................   2,090            2,101,425
Salt Lake County, Utah,
   5.00% due 12/15/96 .......................   1,080            1,084,260
Tennessee State,
   5.00% due 3/1/97 .........................   1,065            1,073,771
Union County, New Jersey
   Revenue, 6.50% due 6/15/97 ...............   3,000            3,060,634
                                                            --------------
                                                                31,933,602
                                                            --------------
ANNUAL AND SEMI-ANNUAL TENDER REVENUE BONDS
     AND NOTES (PUTS)--32.8%

Atlanta, Georgia Urban Resource
   Finance Authority,
   3.90% due 11/1/96 ........................   3,000            3,000,000
Clackmas County, Oregon Hospital
   Facilities Authority,
   3.40% due 10/1/96 ........................   6,000            6,000,000
Harris County Texas Toll Road,
   7.40% due 2/15/97 ........................   2,800            2,929,876
Harrisonburg, Virginia Multi-Family
   Housing Revenue,
   3.50% due 2/1/97 .........................   2,000            2,000,000
Hawaii State Department of Budget and
   Finance Revenue,
   3.20% due 9/3/96 .........................   4,605            4,605,000
Hawaii State Department of Budget and
   Finance Revenue,
   3.65% due 3/3/97 .........................   5,560            5,560,000
Houston, Texas Water Systems Revenue,
   8.10% due 12/1/96 ........................   1,500            1,546,150
Illinois Housing Development
   Authority, AMT,
   3.45% due 9/3/96 .........................   4,100            4,100,000
Indiana State, Toll Finance Authority,
   6.88% due 1/1/97 .........................   3,500            3,604,476
Indianapolis, Indiana Local Public
   Bond Bank, 5.00% due 2/1/97 ..............   1,000            1,007,889
Iowa Municipalities Workers,
   4.10% due 7/1/97 .........................   1,000            1,000,000
Jackson County, Mississippi,
   3.70% due 2/3/97 .........................   7,240            7,240,000
LeClaire Iowa Elec. Revenue,
   4.13% due 9/1/96 .........................   3,930            3,930,000
Los Angeles, California
   Certificates of Participation,
   3.70% due 2/1/97 .........................   2,555            2,559,160
Lower Neches Valley, Texas
   Pollution Control Revenue,
   3.65% due 2/18/97 ........................   1,200            1,200,000
Marion County, Tennessee
   Industrial Environmental, AMT,
   3.85% due 2/1/97 .........................   6,000            6,000,000
Maryland State Community
   Development Administration, AMT,
   3.55% due 10/1/96 ........................   3,000            3,000,000
Massachusetts Bay Transportation
   Authority, 7.00% due 3/1/97 ..............   2,160            2,198,501
Metropolitan Government Nashville,
   Tennessee, AMT, 3.80% due 11/1/96 ........   1,500            1,500,000
Metropolitan Government Nashville,
   Tennessee, 9.10% due 12/1/96 .............   1,685            1,707,635
Minnesota Public Facilities Authorities,
   6.50% due 3/1/97 .........................   1,000            1,013,806
Missouri State Housing Development,
   AMT, 4.20% due 11/1/96 ...................   2,000            2,000,000
Montgomery County, Maryland
   Housing Opportunities,
   3.90% due 11/14/96 .......................   4,500            4,500,000
New Mexico Mortgage Finance
   Authority, AMT, 3.25% due 2/28/97 ........   4,000            4,000,000
North Carolina Medical Care
   Community, 3.70% due 10/1/96 .............     785              785,000
Northeast Maryland Waste Disposal
   Authorization, 6.65% due 1/1/97 ..........   3,545            3,579,444
Ohio Housing Finance Mortgage Agency
   Revenue, AMT, 3.80% due 3/3/97 ...........   2,000            2,000,000
Ohio State Public Facilities Community,
   5.20% due 5/1/97 .........................   1,500            1,514,005
Oklahoma State Water Resource  Board
   State Loan Revenue,
   3.10% due 9/3/96 .........................  10,000           10,000,000
Oklahoma State Water Resource  Board
   State Loan Revenue,
   3.75% due 3/1/97 .........................   5,000            5,000,000
Oklahoma State Water Resource  Board
   State Loan Revenue,
   3.70% due 3/3/97 .........................   3,000            3,000,000
Pennsylvania State Higher Education
   Revenue, 3.70% due  2/26/97 ..............   3,000            3,000,000
Pennsylvania State Turnpike Common
   Revenue, 4.25% due 12/1/96 ...............   1,760            1,764,045
Phoenix, Arizona Apartment Revenue,
   5.05% due 7/1/97 .........................   1,840            1,858,243
Seattle, Washington,
   7.00% due 10/1/96 ........................   1,000            1,022,599
Snohomish County, Washington Public
   Utility, 8.00% due 1/1/97 ................   1,000            1,033,450
Snohomish County, Washington Solid
   Waste, 8.00% due 12/1/96 .................   1,025            1,035,873
Texas State, AMT,
   3.90% due 11/6/96 ........................   1,000            1,000,000
Texas State, Public Finance Authority
   Revenue, 6.30% due 2/1/97 ................   2,000            2,021,854
Tooele County Utah Hazardous Waste,
   AMT, 3.60% due 11/21/96 ..................   1,800            1,800,000
Virginia State Public School Authority,
   7.50% due 1/1/97 .........................   1,000            1,013,849
Washington State Housing Finance
   Commission, AMT,
   3.80% due 6/1/97 .........................   3,500            3,500,000
Westfield, Massachusetts,
   6.75% due 9/1/96 .........................   1,000            1,000,000
                                                              ------------
                                                               122,130,855
                                                              ------------
 REVENUE, TAX, BOND AND
      TAX REVENUE ANTICIPATION
      NOTES--7.3%

Chicago, Illinois Park District,
   5.00% due 10/30/96 .......................   1,000            1,002,219
Contra Costa, California, Transportation
   Tax and Revenue Notes,
   5.00% due  3/1/97 ........................   2,000            2,019,092
Houston, Texas,
   4.50% due 6/30/97 ........................   5,000            5,028,657
Idaho State,
   4.50% due 6/30/97 ........................   3,000            3,014,156
Los Angeles County, California,
   4.50% due 6/30/97 ........................   5,000            5,029,077
Maine State,
   4.50% due 6/27/97 ........................   1,000            1,004,925
Tennessee State Local Development
   Authority Revenue,
   4.00% due 5/29/97 ........................   3,000            3,008,122
Texas State,
   4.75% due 8/29/97 ........................   7,000            7,053,395
                                                -----         ------------
                                                                27,159,643
                                                              ============
 VARIABLE RATE DEMAND
      NOTES*--51.0%

Alaska State Housing Finance Authority,
   due 6/1/26 ...............................   1,500            1,500,000
Arkansas Hospital Equipment
   Finance Authority, due 11/1/10 ...........   3,000            3,000,000
Baltimore, Maryland, Port Facilities
   Authority, due 10/14/11 ..................   1,000            1,000,000
Bexar County Texas Health Facilities
   Development, due 7/11/11 .................   1,000            1,000,000
Botetourt County, Virginia Industrial
   Development, AMT, due 7/1/11 .............   2,200            2,200,000
Boulder County, Colorado Industrial
   Development  Revenue, due 12/1/04 ........   2,730            2,730,000
Brazos River Harbor, Texas,
   due 12/1/19 ..............................   1,100            1,100,000
Brazos, Texas, Harbor Industrial
   Development, Authority,
   due 12/1/13 ..............................   2,900            2,900,000
California Pollution Control Finance,
   due 10/1/11 ..............................   1,000            1,000,000
California Statewide Community
   Certificates, due 7/1/15 .................   1,000            1,000,000
Cherokee County, South Carolina
   Industrial Revenue, AMT,
   due 8/1/19 ...............................     200              200,000
Chicago, Illinois O'Hare International
   Airport Revenue, due 1/1/15 ..............   1,985            1,985,000
Cochise County, Arizona Pollution
   Control Revenue, AMT, due  9/1/24 ........   2,000            2,000,000
Colorado Health Facilities Authority
   Revenue, due 10/1/14 .....................     700              700,000
Colorado Health Facilities Authority
   Revenue, due 5/15/20 .....................     200              200,000
Colorado Health Facilities Authority
   Revenue, due 5/15/22 .....................   2,000            2,000,000
Columbia, Missouri Water and Electric
   Revenue, due 8/15/99 .....................     500              500,000
Dade County, Florida Spa Revenue,
   due 8/1/15 ...............................   7,000            7,000,000
Desoto Parish, Lousiana Pollution
   Control, due 7/1/18 ......................   1,200            1,200,000
District of Columbia,
   due 10/1/15 ..............................     500              500,000
Eloy, Arizona Industrial Development
   Authority Revenue, AMT, due 8/1/20 .......   1,000            1,000,000
Fayetteville, Arkansas Industrial
   Development, AMT, due 12/1/04 ............   1,100            1,100,000
Florida Housing Finance Authority,
   due 12/1/08 ..............................     600              600,000
Forsyth County, Georgia Development
   Authority Industrial, due 1/1/07 .........   2,000            2,000,000
Fort Wayne, Indiana Economic
   Development Revenue, due 12/1/03 .........   1,000            1,000,000
Fort Wayne, Indiana Hospital Revenue,
   due 1/1/16 ...............................   4,180            4,180,000
Franklin County, Ohio Health Systems
   Revenue, due 7/1/15 ......................     100              100,000
Grapevine, Texas Industrial Development
   Corp., due 3/1/10 ........................     600              600,000
Gulf Coast, Texas Industrial Development
   Authority, AMT, due 5/1/25 ...............     300              300,000
Gwinett County, Georgia Industrial
   Development Revenue,
   AMT, due 6/1/05 ..........................   1,500            1,500,000
Indiana State Educational Facilities
   Authority, 3/1/25 ........................   1,300            1,300,000
Iowa Health Care Facilities,
   due 4/1/10 ...............................   7,400            7,400,000
Jackson County, Mississippi Pollution
   Control Revenue, due 12/1/16 .............     700              700,000
Jackson, Mississippi Industrial Development
   Revenue, due 12/1/15 .....................   1,825            1,825,000
Jefferson Parish, Louisiana Hospital
   District 2, due 12/1/15 ..................   2,700            2,700,000
Kansas City, Kansas Industrial Revenue,
   due 8/1/15 ...............................     200              200,000
Kansas City, Missouri Hospital Facilities
   Revenue, due 10/15/14 ....................   1,970            1,970,000
Kentucky Finance Development
   Authority Revenue, due 12/1/15 ...........   2,000            2,000,000
Kentucky League of Cities Revenue,
   due 3/1/97 ...............................   1,500            1,500,000
Kern County, California Certificates of
   Participation, due 8/1/06 ................     800              800,000
Kokomo, Indiana Economic Development
   Revenue, AMT, due 9/1/30 .................   2,940            2,940,000
Lincoln County, Wyoming Pollution
   Control, due 8/1/15 ......................     600              600,000
Lincoln County, Wyoming Pollution
   Control, AMT, due 7/1/17 .................   1,100            1,100,000
Louisa County, Virginia Industrial
   Development Authority,
   due 1/1/20 ...............................   5,000            5,000,000
Lynchburg, Virginia Industrial
   Development Authority,
   due 12/1/25 ..............................   3,400            3,400,000
Maricopa County, Arizona Hospital
   Facilities Authority, due 12/1/08 ........     500              500,000
Marion County, West Virginia Solid Waste
   Disposal, due 10/1/17 ....................   9,500            9,500,000
Missouri State Health and Educational
   Facilities Authority, due 12/1/19 ........   1,300            1,300,000
Nash County, North Carolina Industrial
   and Pollution Control
   Revenue, due 12/1/14 .....................   1,000            1,000,000
Nevada Housing Division, AMT,
   due 4/1/20 ...............................   1,000            1,000,000
New Hanover County, North Carolina,
   due 3/1/14 ...............................   2,250            2,250,000
North Carolina Educational Facilities
   Finance Authority, due  9/1/20 ...........   1,300            1,300,000
North Carolina Medical
   Care Community, due 9/1/02 ...............   2,800            2,800,000
North Carolina Medical
   Care Community, due 4/1/21 ...............   1,700            1,700,000
North Carolina Medical Care Hospital,
   due 6/1/22 ...............................   4,700            4,700,000
Orange County, Florida Health
   Facilities Authority, due 11/15/26 .......   4,500            4,500,000
Orange County, Florida Industrial
   Development Authority, due 1/1/11 ........   1,550            1,550,000
Pennsylvania State Higher Education
   Student Loan, due 7/1/18 .................   2,000            2,000,000
Pennsylvania State Higher Education
   Student Loan, AMT, due 12/1/24 ...........   3,100            3,100,000
Pennsylvania State Higher Education
   Revenue, due 11/15/35 ....................   2,000            2,000,000
Person County, North Carolina
   Pollution Control Authority,
   due 11/1/19 ..............................   3,000            3,000,000
Phenix City, Alabama Environmental
   Revenue, due 3/1/31 ......................     200              200,000
Pima County, Arizona Multi-Family
   Housing Revenue, AMT, due 6/1/34 .........   1,100            1,100,000
Port Arthur, Texas Navigation District,
   due 4/1/14 ...............................   1,000            1,000,000
Port Arthur, Texas Navigation
   District, AMT, due 10/1/24 ...............     300              300,000
Putnam County, West Virginia
   Industrial Development Revenue,
   due 10/1/11 ..............................     600              600,000
Rhode Island State Industrial Facilities
   Corp., AMT, due 6/1/05 ...................   4,950            4,950,000
Rhode Island State Industrial Facilities
   Corp., due 11/1/05 .......................   5,300            5,300,000
Savannah, Illinois Industrial Development
   Revenue, due 6/1/04 ......................     600              600,000
Sikeston, Missouri, Electric Revenue
   Authority, due 6/1/22 ....................  10,098           10,098,000
South Carolina Jobs, due 11/1/25 ............   1,400            1,400,000
Southeastern Oklahoma Industrial
   Authorities, due 6/1/16 ..................   3,400            3,400,000
St. Charles County, Missouri Industrial
   Development Authority,
   due 12/1/07 ..............................   1,000            1,000,000
St. Charles Parish, Louisiana Pollution
   Control Authority, due 6/1/05 ............   2,800            2,800,000
Tipton, Indiana Economic Development
   Revenue, due 7/1/22 ......................   1,085            1,085,000
Tracy, California, due 5/1/15 ...............     300              300,000
Uinta County, Wyoming, Pollution
   Control Revenue, due 8/15/20 .............   3,300            3,300,000
University of Arkansas, due 12/1/19 .........   9,100            9,100,000
University of Maryland, due 7/1/15 ..........   5,000            5,000,000
Utah State Board of Regents,
   due 11/1/31 ..............................   9,000            9,000,000
Vermont Industrial Development
   Authority, AMT, due 12/1/11 ..............   1,000            1,000,000
Washington State Health Care
   Facilities, due 10/1/05 ..................   1,900            1,900,000
West Feliciana Parish, Louisiana,
   due 4/1/16 ...............................     800              800,000
West Virginia State Hospital Finance
   Authority, due 12/1/25 ...................   2,800            2,800,000
Wisconsin State, due 5/1/04 .................   1,000            1,000,000
                                                              ------------
                                                               189,763,000
                                                              ------------
TOTAL INVESTMENTS AT AMORTIZED COST .........  103.4%          384,787,100

OTHER ASSETS, LESS LIABILITIES ..............   (3.4)          (12,616,020)
                                               -----          ------------
NET ASSETS ..................................  100.0%         $372,171,080
                                               =====          ============

AMT-Subject to Alternative Minimum Tax
* Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 days' notice

See notes to financial statements

Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES August 31, 1996

ASSETS:
Investments, at amortized cost and value (Note 1A) ........   $384,787,100
Cash ......................................................         68,724
Interest receivable .......................................      3,016,874
                                                              ------------
    Total assets ..........................................    387,872,698
                                                              ------------
LIABILITIES:
Payable for investments purchased .........................     15,561,127
Payable to affiliate-- Investment Advisory fees (Note 2A) .         63,751
Accrued expenses and other liabilities ....................         76,740
                                                              ------------
    Total liabilities .....................................     15,701,618
                                                              ------------
NET ASSETS ................................................   $372,171,080
                                                              ============
REPRESENTED BY:
Capital paid-in for beneficial interests ..................   $372,171,080
                                                              ============

Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1996

INVESTMENT INCOME (Note 1B) ...................                    $14,128,044

EXPENSES:
Investment Advisory fees (Note 2A) ............   $  782,232
Custodian fees ................................      205,966
Administrative fees (Note 2B) .................      195,558
Auditing fees .................................       20,200
Legal fees ....................................       14,805
Trustee fees ..................................       10,279
Miscellaneous .................................       10,256
                                                  ----------
        Total Expenses ........................    1,239,296
Less aggregate amount waived by Investment
 Advisor and Administrator (Notes 2A and 2B) ..      (60,744)
Less fees paid indirectly (Note 1D) ...........       (5,375)
                                                  ----------
    Net expenses ..............................                      1,173,177
                                                                   -----------
    Net investment income .....................                     12,954,867
NET REALIZED LOSS ON INVESTMENTS ..............                        (25,753)
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ..............................                    $12,929,114
                                                                   ===========

See notes to financial statements

Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED AUGUST 31,
                                                 ------------------------
                                                   1996             1995
                                                  ------           ------
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income .......................  $ 12,954,867    $  10,884,482
Net realized gain (loss) on investments .....       (25,753)          75,464
                                               ------------    -------------
    Increase in net assets from operations ..    12,929,114       10,959,946
                                               ------------    -------------

CAPITAL TRANSACTIONS:
Proceeds from contributions .................   426,786,434      487,327,869
Value of withdrawals ........................  (461,766,719)    (337,173,146)
                                               ------------    -------------
   Net increase (decrease) in net
     assets from capital transactions .......   (34,980,285)     150,154,723
                                               ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS .......   (22,051,171)     161,114,669
NET ASSETS:
Beginning of period .........................   394,222,251      233,107,582
                                               ------------    -------------
End of period ...............................  $372,171,080    $ 394,222,251
                                               ============    =============


-------------------------------------------------------------------------------------------------------------------
Tax Free Reserves Portfolio
-------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                       YEAR ENDED AUGUST 31,
                                                -------------------------------------------------------------------
                                                  1996           1995          1994           1993          1992
                                                 ------         ------        ------         ------        ------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000 omitted) ......  $372,171       $394,222      $233,108      $277,593       $212,502
Ratio of expenses to average net assets ......     0.30%          0.32%         0.31%         0.31%          0.31%
Ratio of net investment income to average
 net assets ..................................     3.31%          3.55%         2.33%         2.35%          3.43%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the periods indicated, the ratios would have been as follows:

RATIOS:
Expenses to average net assets ...............     0.32%          0.32%         0.32%         0.33%          0.35%
Net investment income to average net assets ..     3.29%          3.55%         2.32%         2.32%          3.39%

See notes to financial statements

Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Tax Free Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Portfolio's Administrator. Citibank, N.A. ("Citibank") acts as the Investment Adviser.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are in conformity with generally accepted accounting principles and are as follows:

A. VALUATION OF INVESTMENTS -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME AND EXPENSES -- Interest income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

C. FEDERAL INCOME TAXES -- The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

E. OTHER -- Purchases, maturities and sales, of money market instruments are accounted for on the date of the transaction.

(2) INVESTMENT ADVISORY FEE AND ADMINISTRATIVE FEE
A. INVESTMENT ADVISORY FEE -- The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $782,232, of which $45,211 was voluntarily waived for the year ended August 31, 1996. The investment advisory fee is computed at the annual rate of 0.20% of the Portfolio's average daily net assets.

B. ADMINISTRATIVE FEE -- Under the terms of an Administrative Services Agreement, the administrative fee payable to the Administrator, as compensation for overall administrative services and general office facilities, is computed at the annual rate of 0.05% of the Portfolio's average daily net assets and amounted to $195,558, of which $15,533 was voluntarily waived for the year ended August 31, 1996. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

(3) INVESTMENT TRANSACTIONS
Purchases, and maturities and sales of money market instruments, exclusive of securities purchased subject to repurchase agreements, aggregated $1,229,551,239 and $1,240,863,441, respectively, for the year ended August 31, 1996.

(4) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost of investment securities owned at August 31, 1996, for federal income tax purposes, amounted to $384,787,100.

(5) LINE OF CREDIT
The Portfolio, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1996, the commitment fee allocated to the Portfolio was $1,638. Since the line of credit was established, there have been no borrowings.

Tax Free Reserves Portfolio
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INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF TAX FREE RESERVES PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax Free Reserves Portfolio (a New York Trust) as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended August 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996, by correspondence with the Custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Boston, Massachusetts
October 4, 1996

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SHAREHOLDER
SERVICING AGENTS


FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City



LANDMARK
FAMILY OF FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund